SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                            July 31, 2003


                              Hecla Mining Company
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            1-8491                                82-0126240
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    (Commission File Number)            (IRS Employer Identification No.)


  6500 North Mineral Drive, Suite 200
  Coeur d'Alene, Idaho                                        83815-9408
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  (Address of principal executive offices)                    (Zip Code)


                                 (208) 769-4100
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                         (Registrant's Telephone Number)


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Item 9.  Regulation FD Disclosure and Disclosure of Results of Operations and
         Financial Condition (Item 12)

     The following information is being furnished under Items 9 and 12 of Form 8-K: On July 31, 2003, Hecla Mining Company (the "Company") issued a news release announcing the Company's Second Quarter 2003 and six months ended June 30, 2003 financial results. The News Release is attached hereto as Exhibit 99 to this Form 8-K and is incorporated herein by reference.



                                    SIGNATURE
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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            HECLA MINING COMPANY



                                            By:_________________________________
                                               Name:  Michael B. White
                                               Title: Corporate Secretary


Dated:  July 31, 2003




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                                  EXHIBIT INDEX



Exhibit No.                                 Title
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Exhibit 99 -            Hecla Mining Company News Release dated July 31, 2003